Certification of Principal Executive Officer
                           Pursuant to 18 U.S.C. 1350
                             As Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002


I, John Roblin, Chairman and Chief Executive Officer (principal executive officer) of Cover-All Technologies Inc., a Delaware corporation, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Cover-All Technologies Inc. on Form 10-Q for the quarterly period ended September 30, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-Q fairly presents in all material respects the financial condition and results of operations of Cover-All Technologies Inc.




/s/ John Roblin
--------------------------------------------
Name: John Roblin
Date: November 13, 2003